OMB APPROVAL

OMB Number: 3235-0570

Expires: January 31, 2014

Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10223

ING Senior Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 29, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

February 29, 2012

ING Senior Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Senior Income Fund

ANNUAL REPORT

February 29, 2012

Table of Contents

Portfolio Managers' Report	2

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	11

Statements of Changes in Net Assets	12

Statement of Cash Flows	13

Financial Highlights	14

Notes to Financial Statements	16

Portfolio of Investments	26

Additional Information	42

Tax Information	43

Trustee and Officer Information	44

Advisory Contract Approval Discussion	49

  Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Senior Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 29, 2012
Net Assets	$568,121,273
Total Assets	$810,055,574
Assets Invested in Senior Loans	$751,554,704
Senior Loans Represented	353
Average Amount Outstanding per Loan	$2,129,050
Industries Represented	35
Average Loan Amount per Industry	$21,472,992
Portfolio Turnover Rate (YTD)	68%
Weighted Average Days to Interest Rate Reset	40
Average Loan Final Maturity	58 months
Total Leverage as a Percentage of Total Assets	24.94%

PERFORMANCE SUMMARY

During the year ended February 29, 2012, the Fund's Class A shares distributed total dividends of $0.64, resulting in an average annualized distribution rate(1) of 5.78%. The Fund's Class I and W shares each distributed total dividends of $0.67, resulting in an average annualized distribution rate(1) of 6.04% and 6.02%, respectively. During the same period, the Fund's Class B and Class C shares each distributed total dividends of $0.58, resulting in an average annualized distribution rate(1) of 5.30% and 5.29%, respectively.

The Fund's total return for the year ended February 29, 2012, excluding sales charges and based on full reinvestment of dividends, for Class A, Class B, Class C, Class I and Class W was 0.13%, (0.38)%, (0.38)%, 0.38% and 0.38%, respectively. For the same period, the S&P/LSTA Leveraged Loan Index (the "Index")(2) had a gross return of 2.05%.

MARKET REVIEW

The past year in the loan market was marked by wide month-to-month swings in total return, as measured by the Index. There were seven months of positive returns and five months of negative returns, one of which was the second worst total return on record for the asset class. Meanwhile, loan prices moved down six percentage points during the first half of the fiscal year, and then recovered almost four percentage points during the latter half. The European market (measured by the S&P European Leveraged Loan Index, or "ELLI") followed a similar trend with five months of negative performance, although it ended the 12-month period down 36 basis points ("bp") vs.

(1)  The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Fund's average month-end net asset value. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 29, 2012 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Univision Communications, Inc.	2.0%	2.8%
Reynolds Group Holdings Inc.	1.7%	2.4%
Caesars Entertainment Operating Company, Inc.	1.6%	2.3%
PBL Media	1.4%	2.0%
First Data Corporation	1.4%	2.0%
Texas Competitive Electric Holdings Company, LLC	1.3%	1.9%
Asurion, LLC	1.2%	1.8%
Chrysler Group LLC	1.2%	1.8%
UPC Broadband Holding, B.V.	1.2%	1.6%
Delta	1.1%	1.6%

Subject to change daily.

a positive 205 bp return for the United States. Europe was generally assumed throughout the year to be facing a recession, attracting investors to the U.S. for its safe haven status. This backdrop helped the U.S. loan market finish 2011 on a relatively good note. December saw the rare occurrence of the U.S. stock market and the U.S. Treasuries both posting gains. At the time, these conditions were expected to continue as the loan pipeline was at a two-year low of $5.1 billion.

Year-to-date, global capital markets have kept the strong momentum that started with the New Year. Optimism was fueled by a regular flow of good news on the U.S. economy, in particular the labor market, and developments in Europe. The sovereign debt crisis moved into a quiet phase with investors now seemingly relieved about the relatively full (if not voluntary) participation in Greece's debt swap. The ELLI posted a positive 3.25% return in January and February, compared to 2.97% for the Index.

The primary loan market has been fairly active in the U.S. year-to-date, although the vast majority of new loans has consisted of refinancings and thus added little net new supply to the loan universe. Strong loan market technical factors continue to allow issuers to tackle the pending maturity wall; about $38 billion of loans due by end of 2015 have been extended or repaid. Demand has been coming mostly from new collateralized loan obligations ("CLO") — $3.4 billion in the first two months of 2012 — as well as cross-over buying from high-yield funds. Recently, retail investors' appetite for loan funds has turned slightly positive, perhaps because their conviction about interest rates staying low indefinitely is starting to erode. In contrast, we continue to see heavy inflows into high-yield funds, pushing their spreads toward record tight levels that imply either a benign view on duration and recovery downside risks or a desperate reach for higher yields strictly in absolute terms. The Index's average loan price ended February at 93.79, as compared to over 104 for the Credit Suisse High-Yield Index.

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 29, 2012 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Health Care	9.6%	13.8%
Retailers (Except Food & Drug)	8.1%	11.5%
Business Equipment & Service	7.6%	10.8%
Electronics / Electrical	7.1%	10.1%
Publishing	6.0%	8.5%
Radio and Television	5.3%	7.5%
Cable & Satellite Television	4.1%	5.9%
Automotive	4.1%	5.8%
Utilities	4.0%	5.8%
Telecommunications	3.7%	5.3%

Subject to change daily.

PORTFOLIO REVIEW

The major factor behind the Fund's underperformance for the reporting period was its positioning during 2011. The Fund pared back overall exposure to triple-B and double-B rated loans and replaced them with single-B assets, as it sought to increase yield without a meaningful shift in overall credit quality. The Fund also reduced its not-rated exposure from 11% to 3%. This was

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

Ratings Distribution as of February 29, 2012
Ba	38.4%
B	49.6%
Caa and below	4.1%
Not rated*	7.9%

Ratings distribution shows the percentage of the Fund's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

accomplished by downsizing its positions in non-U.S. names, which are typically not rated and underperformed during the period due to macro uncertainty, particularly in Europe. Toward the end of 2011, the Fund rotated out of lower yielding credits into loans with wider spreads and LIBOR floors. As of period-end, the Fund had a weighted average nominal spread of 4.16% compared to 3.88% as of the last fiscal quarter-end and 3.27% at the same time last year.

The Fund's sector selection was generally positive, although an allocation to poorly performing media sectors (publishing, radio and television) hindered returns. Regarding issuer allocation, the Fund held positions in four of the five largest contributors to Index performance during the period. This was partially offset by its position in three of the largest detractors, including Texas Competitive Electric Holdings Company LLC ("TXU"). While the Fund's position in TXU is meaningful at 1.41% of total assets, we remain significantly underweight in this asset relative to the Index. Derivatives did not have any material impact on the Fund's performance over the reporting period.

OUTLOOK AND CURRENT STRATEGY

Recent fourth quarter 2011 earnings releases within the below-investment grade corporate sector in the U.S. have been generally good, in many cases exceeding consensus expectations. Of course, the question has increasingly turned to that of sustainability given macro headwinds but, thus far, we believe issuer-level credit fundamentals appear to be on solid footing. While the default rate is now so low that, in our opinion, it is bound to start rising at some point, we expect this environment of relatively low defaults to continue for the foreseeable future. The general market expectation is for a default rate of around 2.0% at year-end 2012, i.e., below the historical average of 3.5%. On the technical side, the new issue supply has been fairly constant, and has been met with demand from new CLO transactions ($3.4 billion in the first two months of 2012) as well as crossover buying from high-yield funds. Retail investors' appetite for loan funds has turned

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

positive as well, possibly as they position their portfolios in anticipation of the eventual rise in interest rates.

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co. LLC	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co. LLC

ING Senior Income Fund
April 2, 2012

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Net Returns for the Periods Ended February 29, 2012
	1 Year	3 Years	5 Years	10 Years	Since inception of Class I and W April 15, 2008
Including Sales Charge:
Class A(1)	(2.35)%	18.45%	1.42%	3.91%	—
Class B(2)	(3.23)%	18.40%	1.27%	3.37%	—
Class C(3)	(1.33)%	18.84%	1.43%	3.38%	—
Class I	0.38%	19.87%	—	—	4.81%
Class W	0.38%	19.76%	—	—	4.85%
Excluding Sales Charge:
Class A	0.13%	19.43%	1.94%	3.91%	—
Class B	(0.38)%	18.88%	1.43%	3.37%	—
Class C	(0.38)%	18.84%	1.43%	3.38%	—
Class I	0.38%	19.87%	—	—	4.81%
Class W	0.38%	19.76%	—	—	4.85%
S&P/LSTA Leveraged Loan Index(4)	2.05%	17.27%	4.45%	5.24%	7.20%

Total net returns reflect that ING Investments, LLC (the Fund's "Investment Adviser") may have waived, reimbursed or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's future performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month-end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Return calculations for the period beginning April 2, 2001 through June 30, 2002, reflect no deduction of a front-end sales charge. Return calculations for the period beginning July 1, 2002 through October 10, 2004, reflect deduction of the maximum Class A sales charge of 4.75%. Return calculations with a starting date after October 11, 2004 are based on a 2.50% sales charge. There is no front-end sales charge if you purchase Class A common shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge ("EWC") if they are repurchased by the Fund within one year of purchase.

(2)  Class B maximum EWC is 3.00% in the first year, declining to 1.00% in the fifth year and eliminated thereafter.

(3)  Class C maximum EWC is 1.00% for the first year.

(4)  Source: S&P/Loan Syndications and Trading Association. The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the LSTA conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index. Since inception performance for the index is shown from May 1, 2008 for Class I and Class W common shares.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	30-Day SEC Yields(1)
	Class A	Class B	Class C	Class I	Class W
February 29, 2012	6.48%	6.16%	6.15%	6.90%	6.92%
February 28, 2011	5.09%	4.69%	4.69%	5.50%	5.49%
	Average Annualized Distribution Rates(2)
	Class A	Class B	Class C	Class I	Class W
February 29, 2012	5.78%	5.30%	5.29%	6.04%	6.02%
February 28, 2011	4.37%	3.89%	3.88%	4.63%	4.61%

(1)  Yield is calculated by dividing the Fund's net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund's yield consistent with the Securities Exchange Commission standardized yield formula for open-end investment companies.

(2)  Distribution Rates are calculated by annualizing dividends declared during the period (i.e., by dividing the monthly dividend amount by the number of days in the month and multiplying by the number of days in the fiscal year) and then dividing the resulting annualized dividend by the month-ending NAV.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund. A more detailed description of the risks of investing in the Fund is contained in the Fund's current prospectus.

Credit Risk: The Fund invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Fund's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Fund's common shares. If short-term market interest rates fall, the yield on the Fund will also fall. To the extent that the credit spreads on loans in the Fund experience a general decline, the yield on the Fund will fall and the value of the Fund's assets may decrease, which will cause the Fund's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. The Fund also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

Liquidity Risk: The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not more than 10% of its outstanding Common Shares. If more than the respective monthly repurchase offer of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates.

ING Senior Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Senior Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Senior Income Fund as of February 29, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Senior Income Fund as of February 29, 2012, and the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 26, 2012

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2012

ASSETS:
Investments in securities at value (Cost $796,705,766)	$767,800,808
Cash	2,935,055
Foreign currencies at value (Cost $24,736)	24,581
Receivables:
Investment securities sold	33,634,766
Fund shares sold	922,608
Dividends and interest	4,641,018
Other	1,141
Unrealized appreciation on unfunded commitments	857
Reimbursement due from manager	40,868
Prepaid expenses	53,872
Total assets	810,055,574
LIABILITIES:
Payable for investment securities purchased	36,714,821
Notes payable	202,000,000
Accrued interest payable	82,037
Payable to affiliates	764,148
Income distribution payable	1,535,557
Unrealized depreciation on foreign currency contracts	349,727
Accrued trustees fees	7,490
Other accrued expenses and liabilities	480,521
Total liabilities	241,934,301
NET ASSETS	$568,121,273
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$871,482,895
Undistributed net investment income	304,135
Accumulated net realized loss	(274,376,549)
Net unrealized depreciation	(29,289,208)
NET ASSETS	$568,121,273

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2012 (continued)

Class A
Net assets	$237,852,916
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	18,643,908
Net asset value and redemption price per share	$12.76
Maximum offering price per share (2.50%)(1)	$13.09
Class B
Net assets	$10,670,409
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	838,713
Net asset value and redemption price per share(2)	$12.72
Class C
Net assets	$273,361,067
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	21,454,312
Net asset value and redemption price per share(2)	$12.74
Class I
Net assets	$27,050,596
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	2,125,550
Net asset value and redemption price per share	$12.73
Class W
Net assets	$19,186,285
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	1,503,420
Net asset value and redemption price per share	$12.76

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF OPERATIONS for the Year Ended February 29, 2012

INVESTMENT INCOME:
Amendment fees earned	$550,572
Dividends	314,264
Interest	49,279,418
Other	1,712,273
Total investment income	51,856,527
EXPENSES:
Investment management fees	7,071,523
Administration fees	883,941
Distribution and service fees:
Class A	772,391
Class B	167,709
Class C	2,315,373
Transfer agent fees:
Class A	196,874
Class B	10,496
Class C	201,349
Class I	12,055
Class W	16,233
Interest expense	3,135,736
Custodian fees	501,215
Professional fees	185,014
Trustees' fees	23,780
Registration fees	81,937
Shareholder reporting expense	199,650
Miscellaneous expense	141,612
Total expenses	15,916,888
Less:
Net waived and reimbursed fees	(277,637)
Net expenses	15,639,251
Net investment income	36,217,276
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(17,079,986)
Foreign forward currency contracts	1,127,525
Foreign currency related transactions	(2,153,039)
Net realized loss	(18,105,500)
Net change in unrealized appreciation or depreciation on:
Investments	(29,141,263)
Foreign forward currency contracts	1,532,793
Foreign currency related transactions	(125,243)
Unfunded commitments	(68,431)
Net change in unrealized appreciation or depreciation	(27,802,144)
Net realized and unrealized loss	(45,907,644)
Decrease in net assets resulting from operations	$(9,690,368)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 29, 2012	Year Ended February 28, 2011
FROM OPERATIONS:
Net investment income	$36,217,276	$33,797,816
Net realized loss	(18,105,500)	(19,811,919)
Net change in unrealized appreciation or depreciation	(27,802,144)	72,942,734
Increase (decrease) in net assets resulting from operations	(9,690,368)	86,928,631
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(15,267,148)	(18,302,572)
Class B	(738,997)	(1,182,478)
Class C	(13,860,108)	(14,560,816)
Class I	(895,657)	(191,949)
Class W	(1,305,879)	(1,304,994)
Tax return of capital:
Class A	—	(1,180,820)
Class B	—	(71,840)
Class C	—	(1,048,262)
Class I	—	(11,758)
Class W	—	(77,702)
Decrease in net assets from distributions to shareholders	(32,067,789)	(37,933,191)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	95,650,096	127,537,575
Reinvestment of distributions	13,034,865	19,868,909
	108,684,961	147,406,484
Cost of shares repurchased	(308,719,433)	(292,711,539)
Net decrease in net assets resulting from capital share transactions	(200,034,472)	(145,305,055)
Net decrease in net assets	(241,792,629)	(96,309,615)
NET ASSETS:
Beginning of year	809,913,902	906,223,517
End of year	$568,121,273	$809,913,902
Undistributed (distributions in excess of) net investment income at end of year	$304,135	$(1,191,010)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF CASH FLOWS for the Year Ended February 29, 2012

INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Interest received	$42,100,504
Dividends received	314,264
Arrangement fees paid	(63,871)
Other income received	2,268,445
Interest paid	(3,214,017)
Other operating expenses paid	(13,021,568)
Purchases of securities	(648,218,752)
Proceeds on sale of securities	819,195,940
Net cash provided by operating activities	199,360,945
Cash Flows From Financing Activities:
Distributions paid to common shareholders	(18,930,846)
Proceeds from shares sold	97,292,958
Disbursements for shares repurchased	(308,719,433)
Net increase in notes payable	19,000,000
Net cash flows used in financing activities	(211,357,321)
Net decrease	(11,996,376)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(155)
Cash
Net decrease in cash	(11,996,531)
Cash and foreign currency at beginning of year	14,956,167
Cash and foreign currency at end of year	$2,959,636
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Decrease in net assets resulting from operations	$(9,690,368)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	29,141,263
Change in unrealized appreciation or depreciation on forward currency contracts	(1,532,793)
Change in unrealized appreciation or depreciation on unfunded commitments	68,431
Change in unrealized appreciation or depreciation on other assets and liabilities	125,243
Accretion of discounts on investments	(6,590,891)
Amortization of premiums on investments	326,515
Net realized loss on sale of investments, forward foreign currency contracts and foreign currency related transactions	18,105,500
Purchases of investment securities	(648,218,752)
Proceeds from disposition of investment securities	819,195,940
Decrease in other assets	5,600
Increase in interest receivable	(914,538)
Increase in reimbursement due from manager	(40,868)
Increase in prepaid expenses	(33,025)
Decrease in deferred arrangement fees on senior loans	(63,871)
Decrease in accrued interest payable	(78,281)
Decrease in payable to affiliates	(247,215)
Increase in accrued trustee fees	2,126
Decrease in accrued expenses	(199,071)
Total adjustments	209,051,313
Net cash provided by operating activities	$199,360,945
Non Cash Financing Activities
Receivable for shares sold	$922,608
Reinvestment of distributions	$13,034,865

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Total Investment Return(1)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
Class A
02-29-12	13.40	0.75		(0.75)	(0.00)**	(0.64)	—	—	(0.64)	12.76	0.13
02-28-11	12.60	0.52		0.89	1.41	(0.57)	—	(0.04)	(0.61)	13.40	11.52
02-28-10	8.74	0.50	*	4.01	4.51	(0.65)	—	—	(0.65)	12.60	52.65
02-28-09	13.21	0.77		(4.47)	(3.70)	(0.77)	—	—	(0.77)	8.74	(29.08	)(a)
02-29-08	15.57	1.04		(2.35)	(1.31)	(0.95)	(0.03)	(0.07)	(1.05)	13.21	(8.94)
02-28-07	15.56	1.01		0.02	1.03	(1.02)	—	—	(1.02)	15.57	6.84
02-28-06	15.59	0.78		(0.03)	0.75	(0.78)	—	—	(0.78)	15.56	4.96
02-28-05	15.47	0.55		0.18	0.73	(0.56)	(0.05)	—	(0.61)	15.59	4.80
02-29-04	14.83	0.61		0.69	1.30	(0.64)	(0.02)	—	(0.66)	15.47	8.93
02-28-03	14.92	0.69		(0.09)	0.60	(0.69)	—	—	(0.69)	14.83	4.15
Class B
02-29-12	13.36	0.72		(0.78)	(0.06)	(0.58)	—	—	(0.58)	12.72	(0.38)
02-28-11	12.57	0.43		0.91	1.34	(0.51)	—	(0.04)	(0.55)	13.36	10.92
02-28-10	8.71	0.45	*	4.00	4.45	(0.59)	—	—	(0.59)	12.57	52.11
02-28-09	13.17	0.70		(4.45)	(3.75)	(0.71)	—	—	(0.71)	8.71	(29.47	)(a)
02-29-08	15.53	0.96		(2.34)	(1.38)	(0.94)	(0.03)	(0.01)	(0.98)	13.17	(9.43)
02-28-07	15.53	0.92		0.02	0.94	(0.94)	—	—	(0.94)	15.53	6.26
02-28-06	15.57	0.70		(0.04)	0.66	(0.70)	—	—	(0.70)	15.53	4.37
02-28-05	15.45	0.47	*	0.18	0.65	(0.48)	(0.05)	—	(0.53)	15.57	4.28
02-29-04	14.82	0.53		0.69	1.22	(0.57)	(0.02)	—	(0.59)	15.45	8.33
02-28-03	14.92	0.62		(0.10)	0.52	(0.62)	—	—	(0.62)	14.82	3.57
Class C
02-29-12	13.38	0.68		(0.74)	(0.06)	(0.58)	—	—	(0.58)	12.74	(0.38)
02-28-11	12.58	0.48		0.87	1.35	(0.51)	—	(0.04)	(0.55)	13.38	10.99
02-28-10	8.73	0.45	*	3.99	4.44	(0.59)	—	—	(0.59)	12.58	51.87
02-28-09	13.19	0.71		(4.46)	(3.75)	(0.71)	—	—	(0.71)	8.73	(29.42	)(a)
02-29-08	15.55	0.96		(2.34)	(1.38)	(0.88)	(0.03)	(0.07)	(0.98)	13.19	(9.42)
02-28-07	15.55	0.93		0.01	0.94	(0.94)	—	—	(0.94)	15.55	6.25
02-28-06	15.58	0.70		(0.03)	0.67	(0.70)	—	—	(0.70)	15.55	4.44
02-28-05	15.46	0.47		0.18	0.65	(0.48)	(0.05)	—	(0.53)	15.58	4.28
02-29-04	14.82	0.53		0.70	1.23	(0.57)	(0.02)	—	(0.59)	15.46	8.40
02-28-03	14.92	0.62		(0.10)	0.52	(0.62)	—	—	(0.62)	14.82	3.57
Class I
02-29-12	13.37	0.71		(0.68)	0.03	(0.67)	—	—	(0.67)	12.73	0.38
02-28-11	12.54	0.63		0.84	1.47	(0.60)	—	(0.04)	(0.64)	13.37	12.05
02-28-10	8.67	0.51	*	4.01	4.52	(0.65)	—	—	(0.65)	12.54	53.19
04-15-08(4)-02-28-09	13.24	0.66		(4.61)	(3.95)	(0.62)	—	—	(0.62)	8.67	(30.38	)(a)
Class W
02-29-12	13.40	0.78		(0.75)	0.03	(0.67)	—	—	(0.67)	12.76	0.38
02-28-11	12.60	0.57		0.87	1.44	(0.60)	—	(0.04)	(0.64)	13.40	11.75
02-28-10	8.71	0.52	*	4.02	4.54	(0.65)	—	—	(0.65)	12.60	53.18
04-15-08(4)-02-28-09	13.24	0.65		(4.56)	(3.91)	(0.62)	—	—	(0.62)	8.71	(30.07	)(a)

	Ratios to average net assets after reimbursement/ recoupment			Ratios to average net assets before reimbursement/ recoupment						Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(2)(3)	Expenses (with interest and other fees related to revolving credit facility)(2)(3)	Net investment income (loss)(2)(3)	Expenses (before interest and other fees related to revolving credit facility)(3)		Expenses (with interest and other fees related to revolving credit facility)(3)		Net investment income (loss)(3)		Net assets, end of year or period	Portfolio Turnover
Year or period ended	(%)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
Class A
02-29-12	1.63	2.09	5.54	1.66		2.13		5.51		237,853	68
02-28-11	1.52	1.93	4.27	1.51		1.92		4.28		400,327	64
02-28-10	1.46	1.82	4.44	1.61	(5)	1.97	(5)	4.29	(5)	455,482	39
02-28-09	1.61	2.81	6.52	1.71		2.91		6.42		278,225	10
02-29-08	1.53	2.81	6.85	1.53		2.81		6.85		595,017	56
02-28-07	1.50	2.56	6.42	1.48		2.54		6.44		998,140	57
02-28-06	1.50	2.20	4.98	1.48		2.18		5.00		918,621	82
02-28-05	1.34	1.45	6.49	1.35		1.46		3.48		736,740	82
02-29-04	1.36	1.43	3.84	1.46		1.53		3.74		172,975	72
02-28-03	1.42	1.63	4.88	1.57		1.78		4.73		11,106	60
Class B
02-29-12	2.13	2.59	5.01	2.41		2.87		4.73		10,670	68
02-28-11	2.02	2.42	3.75	2.26		2.66		3.51		24,293	64
02-28-10	1.96	2.32	4.04	2.36	(5)	2.72	(5)	3.64	(5)	34,655	39
02-28-09	2.11	3.31	6.02	2.46		3.66		5.67		32,838	10
02-29-08	2.04	3.35	6.36	2.29		3.60		6.11		75,885	56
02-28-07	2.00	3.06	5.91	2.23		3.29		5.68		111,749	57
02-28-06	1.99	2.69	4.45	1.97		2.67		4.47		120,254	82
02-28-05	1.87	1.94	2.93	2.13		2.19		2.67		125,200	82
02-29-04	1.87	1.97	3.47	2.22		2.31		3.13		62,852	72
02-28-03	1.91	2.09	4.12	2.31		2.49		3.72		17,648	60
Class C
02-29-12	2.13	2.59	5.11	2.16		2.63		5.08		273,361	68
02-28-11	2.02	2.43	3.78	2.01		2.42		3.79		354,965	64
02-28-10	1.96	2.32	3.98	2.11	(5)	2.47	(5)	3.83	(5)	388,111	39
02-28-09	2.11	3.31	6.02	2.21		3.41		5.92		280,599	10
02-29-08	2.04	3.35	6.35	2.04		3.35		6.35		625,516	56
02-28-07	2.00	3.06	5.92	1.98		3.04		5.93		927,950	57
02-28-06	1.99	2.69	4.46	1.97		2.67		4.48		923,549	82
02-28-05	1.83	1.94	2.88	1.83		1.95		2.87		830,584	82
02-29-04	1.86	1.94	3.38	1.96		2.04		3.28		275,849	72
02-28-03	1.91	2.09	4.19	2.06		2.24		4.04		32,647	60
Class I
02-29-12	1.38	1.84	6.19	1.41		1.88		6.16		27,051	68
02-28-11	1.27	1.68	4.71	1.26		1.67		4.72		3,977	64
02-28-10	1.21	1.57	4.42	1.36	(5)	1.72	(5)	4.27	(5)	26	39
04-15-08(4)-02-28-09	1.26	2.46	6.87	1.36		2.56		6.77		2	10
Class W
02-29-12	1.38	1.84	5.82	1.41		1.88		5.79		19,186	68
02-28-11	1.27	1.68	4.52	1.26		1.67		4.53		26,353	64
02-28-10	1.21	1.57	4.47	1.36	(5)	1.72	(5)	4.32	(5)	27,950	39
04-15-08(4)-02-28-09	1.21	2.56	8.25	1.31		2.66		8.15		4,202	10

(1)  Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, on the dividend/distribution date. Total investment return does not include sales load.

(2)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets; Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets; Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets; Class I – 0.90% of Managed Assets plus 0.20% of average daily net assets; and Class W – 0.90% of Managed Assets plus 0.20% of average daily net assets.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

(5)  Includes excise tax fully reimbursed by the Investment Advisor.

*  Calculated using average amount of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

(a)  There was no impact on total return due to payments by affiliates.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Supplemental data
	Borrowings at end of year or period	Asset coverage per $1,000 of debt	Average borrowings(1)	Shares outstanding at end of year or period
Year or period ended	($000's)	($)	($000's)	(000's)
Class A
02-29-12	202,000	3,810	208,126	18,644
02-28-11	183,000	5,430	158,805	29,876
02-28-10	108,000	9,390	94,368	36,155
02-28-09	152,000	5,080	288,762	31,849
02-29-08	544,000	3,484	426,164	45,039
02-28-07	237,000	10,171	404,137	64,122
02-28-06	389,000	6,519	325,044	59,029
02-28-05	163,000	1,251	34,767	47,252
02-29-04	—	—	20,771	11,180
02-28-03	47,000	689	17,655	749
Class B
02-29-12	202,000	3,810	208,126	839
02-28-11	183,000	5,430	158,805	1,818
02-28-10	108,000	9,390	94,368	2,758
02-28-09	152,000	5,080	288,762	3,768
02-29-08	544,000	3,484	426,164	5,760
02-28-07	237,000	10,171	404,137	7,195
02-28-06	389,000	6,519	325,044	7,742
02-28-05	163,000	1,251	34,767	8,043
02-29-04	—	—	20,771	4,068
02-28-03	47,000	689	17,655	1,191
Class C
02-29-12	202,000	3,810	208,126	21,454
02-28-11	183,000	5,430	158,805	26,522
02-28-10	108,000	9,390	94,368	30,843
02-28-09	152,000	5,080	288,762	32,152
02-29-08	544,000	3,484	426,164	47,406
02-28-07	237,000	10,171	404,137	59,679
02-28-06	389,000	6,519	325,044	59,402
02-28-05	163,000	1,251	34,767	53,316
02-29-04	—	—	20,771	17,841
02-28-03	47,000	689	17,655	2,202
Class I
02-29-12	202,000	3,810	208,126	2,126
02-28-11	183,000	5,430	158,805	297
02-28-10	108,000	9,390	94,368	2
04-15-08(2)-02-28-09	152,000	5,080	288,762	0 *
Class W
02-29-12	202,000	3,810	208,126	1,503
02-28-11	183,000	5,430	158,805	1,966
02-28-10	108,000	9,390	94,368	2,219
04-15-08(2)-02-28-09	152,000	5,080	288,762	482

(1)  Based on the active days of borrowing.

(2)  Commencement of operations.

*  Amount is less than 500.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012

NOTE 1 — ORGANIZATION

ING Senior Income Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a continuously-offered, diversified, closed-end, management investment company. The Fund invests at least 80% of its net assets, plus the amount of any borrowings, for investment purposes, in U.S. dollar denominated, floating rate secured senior loans, which generally are not registered under the Securities Act of 1933 as amended (the "'33 Act"), and contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. Effective April 2, 2001, the Fund commenced the offering of Class A, Class B and Class C shares to the public. Effective April 15, 2008, the Fund commenced the offering of Class I and Class W shares to the public.

The Fund currently has five classes of shares: A, B, C, I and W. Class A shares are subject to a sales charge of up to 2.50%. Class A shares purchased in excess of $1,000,000 are not subject to a sales charge but are subject to an Early Withdrawal Charge ("EWC") of 1.00% within one year of purchase. Class A shares are issued upon conversion of Class B shares eight years after purchase or through an exchange of Class A shares of certain ING Funds. Class B shares are subject to an EWC of up to 3.00% over the five-year period after purchase and Class C shares are subject to an EWC of 1.00% during the first year after purchase.

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding common shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not repurchase more than 25% of its outstanding common shares in any calendar quarter. Other than these monthly repurchases, no market for the Fund's common shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees.

Class B common shares of the Fund are closed to new investment, provided that: (1) Class B common shares of the Fund may be purchased through the reinvestment of dividends issued by the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B common shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex for the Fund's Class B common shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the "Board") to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of February 29, 2012, 99.9% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund's Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than senior loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of the Fund. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value. To the extent the Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund's investments under these levels of classification is included following the Portfolio of Investments.

For the year ended February 29, 2012, there have been no significant changes to the fair valuation methodologies.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition,

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

G.  Forward Foreign Currency Contracts. The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended February 29, 2012, the Fund had an average quarterly contract amount on forward foreign currency contracts to sell of $109,240,473.

NOTE 3 — INVESTMENTS

For the year ended February 29, 2012, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $597,099,020 and $834,412,500, respectively. At February 29, 2012, the Fund held senior loans valued at $751,554,704 representing 97.9% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Ascend Media (Residual Interest)	01/05/10	$—
Gainey Corporation (Residual Interest)	12/31/09	—
Safelite Realty Corporation (30,003 Common Shares)	06/21/01	—
Supermedia, Inc. (42,369 Common Shares)	01/05/10	—
Total Restricted Securities excluding senior loans (fair value $262,666 was 0.05% of net assets at February 29, 2012)		$—

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has entered into an investment management agreement ("Management Agreement") with the Investment Adviser to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund) ("Managed Assets"). The Fund is sub-advised by ING Investment Management Co. LLC ("ING IM"). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") and affiliates of each other. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Fund's advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS (continued)

require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep N.V., to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's Managed Assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Investments Distributor, LLC (the "Distributor") is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees ("Service Fees") paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class B	Class C
0.25%	1.00%	0.75%

During the year ended February 29, 2012, the Distributor waived 0.25% of the Service Fee on Class B shares only.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, to the following:

Class A — 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B — 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C — 0.90% of Managed Assets plus 0.95% of average daily net assets

Class I — 0.90% of Managed Assets plus 0.20% of average daily net assets

Class W — 0.90% of Managed Assets plus 0.20% of average daily net assets

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 6 — EXPENSE LIMITATIONS (continued)

As of February 29, 2012, the amount of reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2013	2014	2015	Total
$265,211	$—	$238,015	$503,226

NOTE 7 — COMMITMENTS

The Fund has entered into a 364-day revolving credit agreement, collateralized by assets of the Fund, to borrow up to $300 million maturing May 18, 2012. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. There was $202 million of borrowings outstanding at February 29, 2012. Weighted average interest rate on outstanding borrowings was 1.35%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 24.94% of total assets at February 29, 2012. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the year ended February 29, 2012 were $208,125,683 and the average annualized interest rate was 1.51%.

NOTE 8 — SENIOR LOAN COMMITMENTS

As of February 29, 2012, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Tronox Pigments (Netherlands) BV	$342,857
$342,857

The unrealized appreciation on these commitments of $857 as of February 29, 2012 is reported as such on the Statement of Assets and Liabilities.

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 29, 2012, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$485,581	$60,698	$217,869	$764,148

The Fund has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 10 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Fund's custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund. There were no earnings credits for the year ended February 29, 2012.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 11 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 20% of its total assets, measured at the time of investment, in subordinated loans, unsecured debt instruments and other investments, as directed by the Prospectus. As of February 29, 2012, the Fund held no subordinated loans or unsecured loans.

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	($)	($)	($)	($)
Class A
02-29-12	3,190,742	543,349	(14,966,435)	(11,232,344)	41,440,010	6,941,966	(190,018,343)	(141,636,367)
02-28-11	5,880,562	805,354	(12,964,912)	(6,278,996)	76,052,741	10,308,427	(165,466,310)	(79,105,142)
Class B
02-29-12	34,543	26,175	(1,039,640)	(978,922)	445,621	334,071	(13,244,927)	(12,465,235)
02-28-11	41,929	53,014	(1,035,358)	(940,415)	533,050	675,764	(13,197,317)	(11,988,503)
Class C
02-29-12	1,233,433	372,745	(6,674,235)	(5,068,057)	15,884,677	4,744,958	(84,711,085)	(64,081,450)
02-28-11	2,485,998	597,542	(7,404,016)	(4,320,476)	32,015,668	7,631,919	(94,531,520)	(54,883,933)
Class I
02-29-12	2,435,691	8,244	(615,865)	1,828,070	31,167,027	105,831	(7,704,597)	23,568,261
02-28-11	883,136	10,589	(598,302)	295,423	11,253,956	132,879	(7,529,141)	3,857,694
Class W
02-29-12	509,255	71,156	(1,042,960)	(462,549)	6,712,761	908,039	(13,040,481)	(5,419,681)
02-28-11	597,120	87,451	(937,530)	(252,959)	7,682,160	1,119,920	(11,987,251)	(3,185,171)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 29, 2012:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(2,654,342)	$2,654,342

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 29, 2012	Year Ended February 28, 2011
Ordinary Income	Ordinary Income	Return of Capital
$32,067,789	$35,542,809	$2,390,382

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2012 were:

Undistributed Ordinary	Unrealized Appreciation/	Post-October Capital Losses	Capital Loss Carryforwards
Income	(Depreciation)	Deferred	Amount	Character	Expiration
$1,506,427	$(29,606,571)	$(5,997,220)	$(80,562,079)	Short-Term	2016
			(133,167,631)	Short-Term	2017
			(31,805,887)	Short-Term	2018
			(1,697,387)	Short-Term	N/A
			(20,479,255)	Long-Term	N/A
			$(267,712,239)

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of February 29, 2012, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are effective for the Fund's tax year ended February 29, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements". ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards ("IFRSs"). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of February 29, 2012, management of the Fund is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2012 (continued)

NOTE 15 — SUBSEQUENT EVENTS

DIVIDENDS DECLARED

Subsequent to February 29, 2012, the Fund declared the following dividends:

Class	Per Share Amount	Type	Declaration Date	Record Date	Payable Date
A	0.06612	NII	Daily	Daily	April 2, 2012
B	0.06074	NII	Daily	Daily	April 2, 2012
C	0.06073	NII	Daily	Daily	April 2, 2012
I	0.06882	NII	Daily	Daily	April 2, 2012
W	0.06882	NII	Daily	Daily	April 2, 2012

NII — Net Investment Income

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012

Senior Loans*: 132.3%
Principal Amount			Borrower/Tranche Description	Fair Value
Aerospace & Defense: 3.1%
	$8,960,000		Delta, New Term Loan, 5.500%, due 04/20/17	$8,788,264
	496,250		Delta, Pacific Route First Lien Term Loan, 4.250%, due 03/07/16	478,881
	3,000,000		DigitalGlobe Inc., Term Loan B, 5.750%, due 10/07/18	2,940,000
	473,684		Forgings International Ltd., Tranche B Dollar Term Loan, 5.079%, due 12/18/15	454,737
	473,684		Forgings International Ltd., Tranche C Dollar Term Loan, 5.579%, due 12/20/16	455,921
	1,800,000		Transdigm, Inc., Add On Term Loan, 4.000%, due 02/14/17	1,805,625
	2,958,333		US Airways, Term Loan, 2.744%, due 03/21/14	2,735,275
				17,658,703
Automotive: 5.8%
	1,206,975		Avis Budget Car Rental, LLC, Incremental Term Loan, 6.250%, due 09/21/18	1,223,068
	2,547,980		Avis Budget Car Rental, LLC, Term Loan B, 5.750%, due 04/19/14	2,560,720
	9,964,987		Chrysler Group LLC, Term Loan B, 6.000%, due 05/24/17	10,021,041
	5,087,250		Fram Group Holdings Inc., First Lien Term Loan, 6.500%, due 07/28/17	5,115,866
	997,380		Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, due 01/29/18	977,432
	4,975,000		KAR Auction Services, Inc., Term Loan B, 5.000%, due 05/19/17	4,978,109
	2,679,750		Metaldyne, LLC, Term Loan B, 5.250%, due 05/18/17	2,686,449
	3,923,130		Remy International, Inc., Term Loan B, 6.250%, due 12/16/16	3,932,938
	122,396		Tomkins, Inc., Term Loan B, 4.250%, due 09/21/16	122,595
	710,820		Transtar Holding Company, First Lien Term Loan,
			4.500%, due 12/21/16	710,820
	495,000		UCI International, Inc., Term Loan B, 5.500%, due 07/26/17	497,475
				32,826,513
Beverage & Tobacco: 0.7%
	870,493		Bolthouse Farms, Inc, First Lien Term Loan, 5.506%, due 02/11/16	872,669
	1,873,435		Clement Pappas, $230mm Term Loan, 6.503%, due 08/14/17	1,867,580
EUR	666,192		Selecta, EUR Facility B4, 4.017%, due 06/28/15	729,235
SEK	4,375,000		Selecta, SEK Term Loan B, 5.105%, due 02/07/15	528,978
				3,998,462
Brokers, Dealers & Investment Houses: 0.9%
	$1,500,000	(4)	Nuveen Investments, Inc., 2nd Lien, due 05/12/19	1,518,750
	1,000,000		Nuveen Investments, Inc., First-Lien Incremental Term Loan, 7.250%, due 05/13/17	1,015,000
	2,636,835		Nuveen Investments, Inc., Term Loan 2017, 5.814%, due 05/12/17	2,639,309
				5,173,059
Building & Development: 1.4%
	5,635,146		Capital Automotive L.P., Term Loan, 5.000%, due 03/10/17	5,599,925
	812,542		Custom Building Products, Inc., Term Loan, 5.750%, due 03/19/15	814,574
	948,109		JMC Steel Group, Term Loan, 4.750%, due 04/01/17	949,294
	895,000	(4)	LNR Property Corporation, Term Loan, 4.750%, due 04/29/16	896,119
				8,259,912

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount		Borrower/Tranche Description	Fair Value
Business Equipment & Services: 10.8%
$3,037,050		Acosta, Inc., Term Loan, 4.750%, due 03/01/18	$3,021,865
1,980,000		Advantage Sales & Marketing, Inc., First Lien Term Loan, 5.250%, due 12/18/17	1,979,174
1,365,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 9.250%, due 06/18/18	1,354,763
3,303,422		Avaya Inc., Term Loan B-3, 4.991%, due 10/26/17	3,217,014
2,480,000	(4)	Catalent Pharma Solutions, Inc., Dollar Term-2, due 09/15/17	2,498,600
1,990,000		CorpSource Finance Holdings, LLC, 1st Lien Term Loan, 6.625%, due 04/28/17	1,838,263
1,635,278		First American Payment Systems, Term Loan B, 6.750%, due 10/04/16	1,647,542
5,000,000		First Data Corporation, Extended Term Loan B, 4.245%, due 03/23/18	4,498,960
1,889,328		First Data Corporation, Term Loan B1, 2.995%, due 09/24/14	1,810,868
411,298		First Data Corporation, Term Loan B2, 2.995%, due 09/24/14	394,409
4,978,436		First Data Corporation, Term Loan B3, 2.995%, due 09/24/14	4,769,073
2,506,841		Go Daddy Operating Company, LLC, Term Loan, 7.000%, due 09/29/17	2,529,716
3,194,000		Information Resources, Inc., Term Loan B, 5.000%, due 12/01/17	3,186,015
2,942,713		Interactive Data Corporation, Term Loan B, 4.500%, due 02/12/18	2,942,101
2,985,000		Mercury Payment Systems LLC, Term Loan B, 6.500%, due 07/03/17	2,998,059
2,053,571		N.E.W. Customer Services Companies, Inc., First Lien Term Loan, 6.000%, due 03/23/16	1,963,728
2,760,000		Property Data I, Inc., Term Loan B, 7.000%, due 12/21/16	2,451,799
5,557,125		Quintiles Transnational Corp., Term Loan B, 5.000%, due 06/08/18	5,543,231
1,400,000		Ship US Bidco, Inc. (RBS Worldpay), Term Loan B2 USD (size TBC), 5.250%, due 10/15/17	1,396,063
1,538,310		Transfirst Holdings, Inc., First Lien Term Loan, 3.000%, due 06/15/14	1,488,315
651,962		U.S. Security Associates Holdings, Inc., $75mm Delayed Draw Term Loan, 6.000%, due 07/28/17	655,222
3,339,437		U.S. Security Associates Holdings, Inc., New Term Loan, 6.000%, due 07/28/17	3,356,134
515,000		Verifone, Inc., Term Loan B, 4.250%, due 12/31/18	516,996
1,652,778		Web.com Group, Inc., First Lien Term Loan, 7.000%, due 10/28/17	1,617,656
2,571,757		West Corp, Term Loan B-4, 4.620%, due 07/15/16	2,581,401
1,278,658		West Corp, Term Loan B-5, 4.499%, due 07/15/16	1,283,453
			61,540,420
Cable & Satellite Television: 5.9%
885,823		Atlantic Broadband, Term Loan B, 4.000%, due 03/08/16	884,162
1,125,000	(4)	Bragg Communications, Inc, Term Loan B, due 02/28/18	1,125,000
8,070,000	(4)	Cequel Communications, LLC, Term Loan 2012, due 02/08/19	8,006,563
1,985,000		Intelsat Jackson Holdings S.A., Term Loan B Facility, 5.250%, due 04/02/18	1,992,031
1,779,816		Mediacom Broadband LLC, Term Loan D-1, 1.940%, due 01/30/15	1,726,422
1,970,000		Mediacom Broadband LLC, Term Loan F, 4.500%, due 10/23/17	1,961,381
3,220,027		Mediacom LLC Group, Term Loan C, 1.940%, due 01/30/15	3,107,326

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Cable & Satellite Television: (continued)
	$2,656,650		San Juan Cable LLC, 1st Lien, 6.000%, due 06/09/17	$2,616,800
EUR	3,441,622		UPC Broadband Holding B.V, Term Loan S, 4.473%, due 12/31/16	4,481,751
	$341,625		UPC Broadband Holding B.V, Term Loan T, 3.768%, due 12/30/16	337,995
EUR	1,490,144		UPC Broadband Holding B.V, Term Loan U, 4.723%, due 12/31/17	1,958,165
	$2,593,151		UPC Broadband Holding B.V, Term Loan X, 3.768%, due 12/29/17	2,567,220
	2,665,966		Wideopenwest Finance, LLC, 1st Lien Term Loan, 2.746%, due 06/27/14	2,572,657
				33,337,473
Chemicals & Plastics: 4.7%
	1,800,000		AZ Chem US Inc., Term Loan B, 7.250%, due 12/19/17	1,821,749
	765,000		Chemtura Corporation, Term Loan, 5.500%, due 08/27/16	770,738
	1,571,984		Houghton International, Inc., Term Loan B1, 6.750%, due 01/29/16	1,579,844
	242,411	(4)	Ineos US Finance LLC, Term Loan B2, due 12/16/13	251,405
	1,277,536	(4)	Ineos US Finance LLC, Term Loan C2, 8.001%, due 12/16/14	1,327,307
	1,692,000		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Synthetic LC (C3), 2.499%, due 05/03/13	1,641,240
	3,674,080		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C1B, 4.063%, due 05/05/15	3,605,098
	1,655,323		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C2B, 4.375%, due 05/05/15	1,624,245
	456,227		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C4B, 4.312%, due 05/05/15	447,103
	989,637		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C7B, 4.375%, due 05/05/15	972,319
	296,250		Omnova Solutions Inc, Term Loan B, 5.750%, due 05/31/17	296,805
	2,366,665		Styron S.A.R.L., Term Loan B, 6.010%, due 08/02/17	2,150,115
	1,750,000	(4)	Taminco, Term Loan, due 01/31/19	1,764,219
	1,257,143		Tronox Pigments (Netherlands) BV, Term Loan B, 4.250%, due 02/08/18	1,260,286
	5,266,962		Univar Inc., Term Loan B, 5.000%, due 06/30/17	5,247,210
	1,960,000		Vantage Specialties Inc., Term Loan B, 7.000%, due 02/10/18	1,964,900
				26,724,583
Clothing / Textiles: 0.7%
	1,991,164		Targus Group, Inc., New Senior Secured Term Loan, 11.000%, due 05/16/16	1,921,473
	172,570		Totes Isotoner Corporation, Delayed Draw 1st Lien Term Loan, 7.250%, due 07/07/17	168,903
	1,663,988		Totes Isotoner Corporation, First Lien Term Loan, 7.255%, due 07/07/17	1,628,629
				3,719,005
Conglomerates: 1.1%
	4,535,169		Affinion Group, Inc., First Lien Term Loan, 5.000%, due 10/10/16	4,274,397
	924,482		Spectrum Brands, Inc., Term Loan B, 5.002%, due 06/17/16	927,783
	1,194,000		Waterpik, Term Loan, 6.750%, due 08/10/17	1,194,000
				6,396,180

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Containers, Packaging & Glass: 4.0%
	$3,358,125		Husky Injection Molding Systems, Ltd, Term Loan B, 6.500%, due 06/30/18	$3,398,701
	1,492,500		Pro Mach, Inc, Term Loan, 6.250%, due 07/06/17	1,455,188
EUR	981,822		Reynolds Group Holdings Inc, Eur Term Loan, 6.950%, due 02/09/18	1,314,018
	$6,427,372		Reynolds Group Holdings Inc, Term Loan C, 6.500%, due 08/09/18	6,504,391
	5,989,112		Reynolds Group Holdings Inc, US Term Loan, 6.500%, due 02/09/18	6,060,880
EUR	492,500		Sealed Air Corporation, Euro Term Loan B, 5.500%, due 10/03/18	662,694
	$1,182,000		Sealed Air Corporation, Term Loan B, 4.750%, due 10/03/18	1,196,332
EUR	317,159		Xerium Technologies, Inc., Euro First Lien Term Loan, 5.500%, due 05/22/17	419,357
	$1,904,860		Xerium Technologies, Inc., USD First Lien Term Loan, 5.500%, due 05/22/17	1,903,669
				22,915,230
Cosmetics / Toiletries: 0.5%
	284,533		KIK Custom Products, Inc., $CAD First Lien Term Loan, 2.520%, due 06/02/14	262,482
	1,659,778		KIK Custom Products, Inc., $US First Lien Term Loan, 2.520%, due 06/02/14	1,531,145
	995,000		KIK Custom Products, Inc., Incremental First Lien Term Loan, 8.500%, due 05/30/14	985,050
				2,778,677
Drugs: 0.2%
	1,100,000		Prestige Brands, Term loan B, 5.250%, due 01/31/19	1,106,761
				1,106,761
Ecological Services & Equipment: 0.9%
	945,121		Synagro Technologies, Inc., 1st Lien Term Loan, 2.260%, due 04/02/14	856,516
	590,000		Synagro Technologies, Inc., 2nd Lien Term Loan, 5.010%, due 10/02/14	470,525
	1,631,395		Valleycrest Companies, LLC, Extended Term Loan, 6.500%, due 10/05/15	1,553,904
	2,383,555		Waste Industries USA, Inc., Term loan, 4.750%, due 03/17/17	2,383,554
				5,264,499
Electronics / Electrical: 10.1%
	1,228,125		Aspect Software, Inc., Term Loan, 6.250%, due 05/06/16	1,232,629
	2,123,125		Attachmate Corporation, 1st Lien Term Loan, 6.500%, due 04/27/17	2,117,817
	4,400,000		Blackboard Inc., 1st Lien Term Loan B, 7.500%, due 10/04/18	4,362,877
	1,000,000		Blackboard Inc., 2nd Lien Term Loan B, 11.500%, due 10/01/19	917,500
	813,453		CDW LLC, Extended Term Loan B, 4.000%, due 07/14/17	797,184
	4,885,500		Eagle Parent, Inc., Term Loan B, 5.000%, due 05/16/18	4,812,218
	56,830		FCI International S.A.S., Term Loan A1, 2.748%, due 09/30/12	56,261
	51,965		FCI International S.A.S., Term Loan A2, 2.748%, due 09/30/12	50,925
	5,000,000	(4)	Freescale Semiconductor, Inc., Incremental Term Loan B-2, due 02/28/19	4,978,125
	4,079,740	(4)	Freescale Semiconductor, Inc., Term Loan B-2, 4.518%, due 12/01/16	3,971,627

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Electronics / Electrical: (continued)
	$1,588,889		Greeneden U.S. Holdings II, L.L.C., 1st Lien Term Loan, 6.750%, due 01/31/18	$1,599,574
	214,955		Infor Enterprise Solutions Holdings, Inc., Extended Delayed Draw Term Loan, 6.000%, due 07/28/15	209,582
	477,128		Infor Enterprise Solutions Holdings, Inc., Extended Dollar Tranche B-1 Term Loan, 5.000%, due 07/28/15	467,586
EUR	948,940		Infor Enterprise Solutions Holdings, Inc., Extended Initial Euro Term Loan, 5.505%, due 07/28/15	1,210,414
	$453,901		Infor Enterprise Solutions Holdings, Inc., Extended Initial U.S. Term Loan, 6.000%, due 07/28/15	444,965
EUR	500,000		Infor Enterprise Solutions Holdings, Inc., Inital Euro Loan (2nd Lien), 6.826%, due 03/03/14	604,146
	$2,000,000		Kronos Incorporated, Tranche B-1 second-lien term loan, 10.579%, due 06/11/18	2,015,000
	2,500,000		Kronos Incorporated, Tranche C first-lien term loan, 6.250%, due 12/26/17	2,542,813
	6,722,484		Lawson Software, Inc., Term Loan, 6.750%, due 07/05/17	6,789,567
	3,012,140	(4)	Microsemi Corporation, Term Loan, 4.000%, due 02/02/18	3,015,905
	1,710,000		Open Link Financial, Inc., Term Loan, 7.752%, due 10/28/17	1,716,413
	3,402,687		Orbitz Worldwide, Inc., Term Loan, 3.313%, due 07/25/14	3,201,360
	7,591,816		Sabre Inc., First Lien Term Loan, 2.330%, due 09/30/14	7,145,795
	2,033,243		Spansion LLC, Term Loan, 4.750%, due 02/09/15	2,028,160
	676,705		Travelport, Inc., Delayed Draw Term Loan extended, 5.081%, due 08/21/15	577,616
	499,179		Travelport, Inc., Term Loan B ($) Extended, 5.081%, due 08/21/15	426,085
	158,600		Travelport, Inc., Term Loan S (Synthetic LC Converted), 5.079%, due 08/21/15	135,376
				57,427,520
Equipment Leasing: 0.9%
	2,614,653		Brand Services, Inc., Existing Sr Sec 1st Lien, 2.875%, due 02/07/14	2,379,335
	1,143,354		Brand Services, Inc., Incremental Sr Sec 1st Lien, 3.758%, due 02/07/14	1,057,602
	250,000		Brock Holdings, Inc., New 2nd Lien Term Loan, 10.000%, due 03/16/18	248,750
	1,155,706		Brock Holdings, Inc., New Term Loan B, 6.000%, due 03/16/17	1,155,706
				4,841,393
Financial Intermediaries: 2.8%
	986,569		BNY ConvergEx Group, LLC, Eze Borrower Term Loan, 5.000%, due 12/19/16	974,237
	2,240,650		BNY ConvergEx Group, LLC, Top Borrower Term Loan, 5.000%, due 12/19/16	2,212,642
	2,469,677		Carlson Wagonlit Holdings B.V., Term Loan B2 ($ tranche), 4.051%, due 08/04/14	2,437,571
	583,333		Fidelity National Information Services, Inc., Term Loan B, 4.250%, due 07/18/16	587,582
	2,890,500		Fundtech, Term Loan, 7.502%, due 11/15/17	2,897,725

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

	Principal Amount		Borrower/Tranche Description	Fair Value
	Financial Intermediaries: (continued)
	$1,907,739		LPL Holdings, Inc., Incremental First Lien Term Loan 2017, 5.250%, due 06/28/17	$1,926,817
	2,422,727		MIP Delaware, LLC, Term Loan, 5.500%, due 07/12/18	2,428,784
	2,615,385		MoneyGram International, Inc., First Lien Term Loan, 4.500%, due 11/17/17	2,608,846
				16,074,204
	Food Products: 1.0%
	2,962,500		Advance Pierre Foods, First Lien Term Loan, 7.000%, due 09/30/16	2,975,461
	1,000,000		B&G Foods, Inc., Term Loan B, 4.500%, due 11/15/18	1,006,875
	1,904,030		NPC International, Term Loan Facility, 6.750%, due 12/28/18	1,926,640
				5,908,976
	Food Service: 2.6%
	2,936,842		Bojangles Restaurants, Inc., Term Loan, 8.000%, due 08/17/17	2,935,007
EUR	1,555,938		Burger King Corporation, Term Loan B EUR, 4.750%, due 10/19/16	2,065,089
	$3,294,624		Burger King Corporation, Term Loan B USD, 4.500%, due 10/19/16	3,291,164
	1,584,000		Dennys, Inc, Term Loan B, 5.250%, due 09/30/16	1,586,970
	1,595,780		DineEquity Inc., Term Loan B, 4.281%, due 10/19/17	1,596,937
	1,985,236		Dunkin Brands, Inc., Term Loan B, 4.002%, due 11/23/17	1,983,962
	1,403,628		Wendys/Arbys Restaurants, LLC, Term Loan, 5.000%, due 05/24/17	1,408,306
				14,867,435
	Food/Drug Retailers: 0.5%
	2,584,286		NBTY, Inc., Term Loan B, 4.250%, due 10/02/17	2,588,922
				2,588,922
	Health Care: 13.8%
	770,000		Alere US Holdings, LLC, Incremental Term Loan B, 4.500%, due 06/30/17	767,594
	3,990,000		Alere US Holdings, LLC, Term Loan B, 4.500%, due 06/30/17	3,977,531
	4,887,750		Capsugel Holdings US, Inc., Term Loan B, 5.250%, due 08/01/18	4,925,170
	1,318,150		CHG Medical Staffing, Inc., 1st lien term loan, 5.500%, due 10/03/16	1,318,150
	2,032,031		ConvaTec, Term Loan B, 5.750%, due 12/22/16	2,030,749
	4,974,403		Drumm Investors LLC, Term loan B, 5.000%, due 05/04/18	4,707,028
	1,000,000		Emdeon, Inc., Term loan B, 6.750%, due 10/15/18	1,014,531
	5,275,250		Emergency Medical Services Corporation, Term loan B, 5.250%, due 05/25/18	5,277,913
	2,736,250	(4)	Grifols S.A, Term Loan B USD, 6.000%, due 06/01/17	2,736,250
	1,685,000	(4)	Grifols S.A, Term Loan B USD, due 06/01/17	1,692,582
	2,372,378		Harlan Sprague Dawley, Inc., Term Loan B, 3.860%, due 07/11/14	2,111,416
	3,250,000		Health Management Associates, Inc., Term B, 4.500%, due 11/22/18	3,238,066
	1,537,292		HGI Holding, Inc., Senior Secured Term Loan B due 2016, 6.750%, due 09/29/16	1,527,684
	3,332,375		Iasis Healthcare LLC, Term Loan B, 5.000%, due 05/03/18	3,316,406
	1,870,313		Immucor, Inc., Term loan B, 7.250%, due 08/17/18	1,886,678

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount				Borrower/Tranche Description	Fair Value
Health Care: (continued)
	$4,643,961			IMS Health Incorporated, Term Loan B, 4.500%, due 08/25/17	$4,661,395
	3,388,664			inVentiv Health Inc., Original term loan B, 6.500%, due 08/04/16	3,278,533
	550,838			inVentiv Health Inc., Term B-3, 6.750%, due 05/15/18	535,001
	4,500,000			Kinetic Concepts, Inc., Term Loan B-1, 7.000%, due 04/20/18	4,588,794
	683,445			Medassets, Inc., Term Loan B, 5.250%, due 11/16/16	686,222
	995,000			Medpace IntermediateCo, Inc., Term loan B, 6.500%, due 06/22/17	960,175
	6,450,301			Onex Carestream Finance LP, Term Loan B, 5.000%, due 02/25/17	6,137,867
	2,000,000			Pharmaceutical Product Development, Inc., Bank Term Loan B, 6.250%, due 11/30/18	2,023,758
	76,531			Physician Oncology Services, L.P., Delayed Draw term loan $25mm, 6.250%, due 01/31/17	74,235
	629,941			Physician Oncology Services, L.P., Term loan, 6.250%, due 01/31/17	611,043
	3,741,246			Rural/Metro Corporation, Term Loan B, 5.750%, due 06/29/18	3,720,202
	1,193,403			Skilled Healthcare Group, Inc., New Term Loan, 5.308%, due 04/08/16	1,142,683
	975,000			Sun Healthcare Group Inc., Term Loan B, 8.750%, due 10/15/16	879,938
	1,985,000			Sunquest Information Systems, Inc., Term Loan B, 6.250%, due 12/16/16	1,994,925
	1,893,361			Surgical Care Affiliates LLC, Extended term loan, 4.579%, due 12/29/14	1,793,960
	885,550			Surgical Care Affiliates LLC, Incremental term loan, 5.500%, due 06/29/18	834,631
	1,393,000			U.S. Healthworks Holding Company, Inc., 1st lien term loan, 6.250%, due 06/15/16	1,372,105
	982,631			Vanguard Health Holdings Company Ii, LLC, Term Loan B, 5.000%, due 01/29/16	983,706
	1,000,000	EUR		Vitalia, Term Loan B, 5.078%, due 06/29/18	1,317,227
					78,124,148
Home Furnishings: 1.2%
EUR	745,552			Global Garden Products Italy S.P.A., Term 1 Loan Facility, 3.973%, due 08/31/16	663,824
EUR	745,552			Global Garden Products Italy S.P.A., Term 2 Loan Facility, 3.973%, due 08/31/17	663,824
EUR	359,189			Hilding Anders, EUR Term Loan B, 4.890%, due 04/24/15	362,935
SEK	14,803,762		(4)	Hilding Anders, SEK Term Loan B, 5.953%, due 12/31/14	1,651,652
	$985,747			Hillman Group (The), Inc., First Lien Term Loan, 5.000%, due 05/27/16	984,515
	2,437,500			Springs Window Fashions, LLC, First Lien Term Loan, 6.000%, due 05/31/17	2,408,554
					6,735,304
Industrial Equipment: 3.8%
	426,316			Alliance Laundry Systems LLC, Term Loan B, 6.250%, due 09/30/16	427,914
	2,871,349			Edwards (Cayman Islands II) Limited (aka BOC Edwards), Extended Term Loan, 5.500%, due 05/31/16	2,828,279
	1,582,417			Goodman Global Inc., Term Loan B, 5.750%, due 10/28/16	1,595,703
EUR	304,499			Kion Group GMBH, Term Loan B EUR Linde, 4.228%, due 12/23/14	358,011
EUR	758,335			Kion Group GMBH, Term Loan B EURO, 4.076%, due 12/23/14	891,604

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Industrial Equipment: (continued)
	$767,996		Kion Group GMBH, Term Loan B2 (USD tranche), 3.744%, due 12/23/14	$673,368
EUR	240,546		Kion Group GMBH, Term Loan C EUR Linde, 4.478%, due 12/23/15	282,819
EUR	758,335		Kion Group GMBH, Term Loan C EURO, 4.326%, due 12/23/15	891,604
	$767,996		Kion Group GMBH, Term Loan C2 (USD tranche), 3.994%, due 12/23/15	673,368
	4,280,976	(4)	Schaeffler AG, Term Loan C2 USD, due 01/31/17	4,302,916
	2,278,722		Sensus Metering Systems Inc., New First Lien Term Loan, 4.750%, due 05/09/17	2,285,843
	900,000		Sensus Metering Systems Inc., New Second Lien Term Loan, 8.500%, due 05/09/18	897,750
EUR	1,995,000		Terex Corporation, Term Loan Euro Tranche, 6.000%, due 04/28/17	2,647,826
	$2,992,500		Terex Corporation, Term Loan, 5.500%, due 04/28/17	3,024,295
				21,781,300
Insurance: 2.6%
	2,352,520		AmWINS Group, Inc., Initial Term Loan, 4.830%, due 06/08/13	2,328,995
	1,655,775		Applied Systems Inc., First Lien, 5.500%, due 12/08/16	1,651,636
	350,000		Applied Systems Inc., Second Lien, 9.250%, due 06/07/17	349,125
	495,000		CCC Information Services Group, Inc., Term Loan B, 5.500%, due 11/11/15	496,526
	3,048,000		HMSC Corporation, 1st Lien Term Loan, 2.494%, due 04/03/14	2,529,840
	4,969,231		Sedgwick Holdings, Inc., Term Loan B-1, 5.000%, due 12/30/16	4,963,020
	586,500		USI Holdings Corp., Term Loan C, 7.000%, due 04/15/14	591,192
	792,002		Vertafore, Inc., First Lien Term Loan Tack-On, 5.250%, due 07/29/16	784,082
	825,832		Vertafore, Inc., First Lien Term Loan Tack-On, 5.250%, due 07/29/16	817,573
				14,511,989
Leisure Good / Activities / Movies: 3.3%
	4,706,162		24 Hour Fitness Worldwide, Inc, Term Loan B, 7.500%, due 04/22/16	4,636,157
	1,392,391		Alpha D2 Limited (Formula One World Championship Limited), Term Loan B1, 2.369%, due 12/31/13	1,344,817
	957,502		Alpha D2 Limited (Formula One World Championship Limited), Term Loan B2, 2.369%, due 12/31/13	924,787
	1,399,053		Bushnell, Inc., First Lien, 4.829%, due 08/23/13	1,364,077
	3,014,966		Cedar Fair, L.P., Term Loan B, 4.000%, due 12/15/17	3,018,909
	1,618,137		Getty Images, Inc, Term Loan B, 5.250%, due 11/07/16	1,630,273
	5,038		NEP II, INC, Term LoanB, 3.494%, due 02/16/17	4,874
	3,650,059		SRAM, LLC, First Lien Term Loan, 4.765%, due 06/07/18	3,643,172
	357,500		SRAM, LLC, Second Lien Term Loan, 8.500%, due 12/07/18	361,522
	1,985,000		The Weather Channel, Term Loan B, 4.250%, due 02/13/17	1,991,203
	31,696		VNU, Non-Extended Term Loan, 2.257%, due 08/09/13	31,628
				18,951,419
Lodging & Casinos: 4.9%
	1,436,250		Audio Visual Services Corporation, 1st Lien Term Loan, 2.830%, due 02/28/14	1,249,538
	4,030,000	(4)	Boyd Gaming Corporation, Incremental Term Loan, 6.000%, due 12/17/15	4,057,203

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Lodging & Casinos: (continued)
$4,602,900			Caesars Entertainment Operating Company, Inc., Term Loan B1, 3.244%, due 01/28/15	$4,327,549
4,771,982			Caesars Entertainment Operating Company, Inc., Term Loan B2, 3.244%, due 01/28/15	4,480,690
2,596,789			Caesars Entertainment Operating Company, Inc., Term Loan B3, 3.247%, due 01/28/15	2,442,140
1,524,444			Caesars Entertainment Operating Company, Inc., Term Loan B4 (Incremental), 9.500%, due 10/31/16	1,577,419
1,275,000			Caesars Octavius, LLC, Term Loan, 9.250%, due 02/24/17	1,249,500
360,039			Cannery Casino Resorts, LLC, Delay Draw Term Loan, 4.494%, due 05/20/13	347,663
435,316			Cannery Casino Resorts, LLC, Term Loan B, 4.494%, due 05/17/13	420,352
845,005	(2	)(3)	Fontainebleau Las Vegas, LLC, Delayed Draw Term Loan, 6.000%, due 06/06/14	238,714
1,690,010	(2	)(3)	Fontainebleau Las Vegas, LLC, Term Loan, 6.000%, due 06/06/14	477,428
1,230,296			Global Cash Access, Inc., Term Loan B, 7.000%, due 03/01/16	1,233,372
2,305,181			Golden Nugget, Inc., 1st Lien Term Loan, 3.250%, due 06/30/14	2,173,595
1,312,185			Golden Nugget, Inc., Delayed Draw Term Loan, 3.250%, due 06/30/14	1,237,281
19,675			Seminole Tribe Of Florida, Term Loan B-2, 2.125%, due 03/05/14	19,527
2,700,000	(4)		Station Casinos LLC, Term Loan B-1, due 06/17/16	2,470,500
				28,002,471
Nonferrous Metals / Minerals: 1.9%
3,348,000			Fairmount Minerals, Ltd., Term Loan B, 5.250%, due 03/15/17	3,365,466
2,025,000	(4)		Noranda Aluminum Acquisition Corp., Term Loan B, due 02/28/19	2,032,594
2,640,769			Novelis Inc., Term Loan B, 4.000%, due 03/10/17	2,636,367
497,500			U.S. Silica Company, Term Loan, 4.750%, due 06/01/17	497,811
2,091,001			Walter Energy, Inc., Term Loan B, 4.000%, due 04/02/18	2,085,959
				10,618,197
Oil & Gas: 2.2%
3,800,000	(4)		CCS Inc., Add-On Term Loan, 6.500%, due 11/14/14	3,815,835
5,949,255			Frac Tech International, LLC, Term Loan (HoldCo), 6.250%, due 05/06/16	5,925,881
1,055,169			Hercules Offshore, LLC, Term Loan Facility, 7.500%, due 07/11/13	1,050,650
1,645,875			MEG Energy Corp., New Term Loan, 4.000%, due 03/16/18	1,646,775
				12,439,141
Publishing: 8.5%
420,111			Black Press, Ltd., Term Loan B1, 2.489%, due 08/02/13	392,804
255,067			Black Press, Ltd., Term Loan B2, 2.489%, due 08/02/13	238,488
1,109,226			Caribe Media Inc., Term Loan, 10.000%, due 11/18/14	537,975
8,612,512	(4)		Cengage Learning, Inc., Term Loan B, 2.490%, due 07/03/14	8,009,041
2,049,788			Cenveo Corporation, Term Loan B, 6.250%, due 12/21/16	2,045,518
2,215,375			CW Acquisition Limited Partnership, Term Loan C, 6.250%, due 07/13/16	2,209,836
1,825,204			Dex Media East, LLC, Term Loan, 3.228%, due 10/24/14	889,026
1,858,347			Dex Media West, LLC, Term Loan, 7.129%, due 10/24/14	1,081,558

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount				Borrower/Tranche Description	Fair Value
Publishing: (continued)
	$841,151			Flint Group Holdings S.A.R.L., Term Loan B7 AEB, 4.798%, due 12/31/14	$753,672
	353,279			Flint Group Holdings S.A.R.L., Term Loan B7 AFB, 4.798%, due 12/31/14	316,538
	2,333,333			Flint Group Holdings S.A.R.L., Term Loan B9, 4.798%, due 05/29/15	2,090,667
	1,277,104			Flint Group Holdings S.A.R.L., Term Loan C7, 4.798%, due 12/31/15	1,144,285
	1,378,932			Intermedia Outdoor, Inc., 1st Lien Term Loan, 3.329%, due 01/31/13	1,299,644
EUR	1,554,297			Mediannuaire Holding, Term Loan B3 (extended), 4.187%, due 10/12/15	589,732
EUR	1,686,673			Mediannuaire Holding, Term Loan C2 (extended Term Loan B3 lenders), 4.187%, due 10/12/15	639,958
	$4,527,710			Merrill Communications, LLC, New Term Loan B-DD, 7.500%, due 12/24/12	4,214,541
	1,748,234			Nelson Canada, '1ST LIEN-C$ 330 mm, 3.079%, due 07/03/14	1,485,999
EUR	733,370			PagesJaunes Groupe SA, Term Loan A3, 4.147%, due 09/11/15	682,813
AUD	12,320,730			PBL Media, Term Loan B, 6.783%, due 02/05/13	11,563,418
	$2,135,847			Penton Media, Inc, Term Loan B, 5.000%, due 08/01/14	1,612,565
	4,216,046			R.H. Donnelley Corporation, New Term Loan, 9.104%, due 10/24/14	1,633,718
	7,031,192			SuperMedia, Inc., Term Loan, 11.000%, due 12/31/15	3,632,784
	983,040			Thomas Nelson Publishers, Term Loan, 9.000%, due 06/14/16	980,583
	1,569,928			Yell Group PLC, New Term Loan B1, 3.994%, due 07/31/14	502,377
					48,547,540
Radio and Television: 7.5%
	1,653,222			Barrington Broadcasting Group, Term loan B, 7.500%, due 06/30/17	1,669,755
	4,998,967			Clear Channel Communications, Inc., Term Loan B, 3.894%, due 01/28/16	4,125,042
	2,007,994	(3	)(X)	CMP KC, LLC, Term Loan B, due 10/03/12	271,079
	5,000,000			Cumulus Media Holdings Inc., First Lien Term Loan B, 5.750%, due 09/17/18	5,029,975
	2,000,000			Cumulus Media Holdings Inc., Second Lien Term Loan B, 7.500%, due 02/11/19	2,004,584
	1,426,800			Entercom Communications Corporation, Term loan B, 6.266%, due 11/22/18	1,436,609
	823,660			FoxCo Acquisition, LLC, Term Loan B, 4.750%, due 07/14/15	822,630
	1,843,244			Hubbard Radio LLC, 1st lien term loan B, 5.250%, due 04/28/17	1,850,156
	285,714			Hubbard Radio LLC, 2nd lien term loan C, 8.750%, due 04/30/18	291,429
	1,000,000			LIN Television Corporation, Term Loan B, 5.000%, due 01/01/18	1,007,500
	624,244			Nexstar Broadcasting, Inc., Mission Term Loan B, 5.000%, due 09/30/16	625,804
	1,472,641			Nexstar Broadcasting, Inc., Term Loan B, 5.000%, due 09/30/16	1,476,323
	721,375			Raycom TV Broadcasting, LLC, Term Loan B, 4.500%, due 05/31/17	710,554
	1,634,683			Regent Communications, New Term Loan, 5.250%, due 04/27/14	1,577,470

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount				Borrower/Tranche Description	Fair Value
Radio and Television: (continued)
EUR	1,500,000			TDF SA, Extended Term Loan B, 4.576%, due 01/29/16	$1,758,386
EUR	1,500,000			TDF SA, Term Loan C, 5.083%, due 01/29/16	1,758,386
	$17,287,182			Univision Communications, Inc., Extended Term Loan, 4.494%, due 03/31/17	16,122,700
					42,538,382
Rail Industries: 0.4%
	2,000,000	(4)		RailAmerica, Inc., Term Loan B, due 02/28/19	2,001,250
					2,001,250
Retailers (Except Food & Drug): 11.5%
	2,925,000			99 Cents Only Stores, Term Loan Facility, 7.000%, due 01/15/19	2,955,294
	5,200,000			Academy Ltd., Term Loan, 6.000%, due 08/03/18	5,214,393
	3,000,308	(4)		Amscan Holdings, Inc., Term Facility, 6.750%, due 12/04/17	3,004,793
	2,985,000			Bass Pro Group, LLC, Term Loan B, 5.250%, due 06/13/17	2,991,218
	5,087,250			BJs Wholesale Club, First Lien Term Loan, 7.000%, due 09/27/18	5,149,386
	2,062,500			BJs Wholesale Club, Second Lien Term Loan, 10.000%, due 03/27/19	2,130,820
	5,266,250			Burlington Coat Factory, Term Loan B, 6.250%, due 02/23/17	5,280,369
	3,974,096			Guitar Center, Inc., Extended Term Loan, 5.830%, due 04/10/17	3,713,793
	1,969,495			Harbor Freight Tools USA, Inc., Term Loan Facility, 6.500%, due 12/22/17	1,989,807
	2,220,638			J. Crew, Term Loan B, 4.750%, due 03/07/18	2,182,980
	3,771,500			Jo-Ann Stores, Inc., Term Loan B, 4.750%, due 03/16/18	3,737,243
	990,000			Leslies Poolmart, Inc., Tranche B Term Loan Facility, 4.500%, due 11/21/16	985,050
	3,686,235			Lord & Taylor, Term Loan Facility, 5.750%, due 01/09/18	3,698,215
EUR	212,105			Maxeda DIY Group B.V., Term Loan B1, 3.463%, due 06/29/15	205,830
EUR	287,895			Maxeda DIY Group B.V., Term Loan B2, 3.371%, due 08/01/15	279,377
EUR	212,105			Maxeda DIY Group B.V., Term Loan C1, 3.906%, due 06/27/16	205,830
EUR	287,895			Maxeda DIY Group B.V., Term Loan C2, 3.917%, due 08/01/16	279,377
	$1,802,365			Michaels Stores, Inc., Term Loan B-2 (extending), 5.125%, due 07/31/16	1,796,457
	6,785,033			Neiman Marcus Group, Inc, Term Loan, 4.750%, due 05/16/18	6,741,547
	1,068,506			Pilot Travel Centers LLC, Term Loan B, 4.250%, due 03/30/18	1,072,847
	2,000,000			Roundys Supermarkets, Inc., Term Loan B, 6.250%, due 02/14/19	2,006,250
	2,612,109			The Gymboree Corporation, Term Loan B, 5.000%, due 02/23/18	2,473,612
	2,802,325			Toys "R" Us, Inc., Term Loan B-1, 6.000%, due 09/01/16	2,813,394
	694,750			Toys "R" Us, Inc., Term Loan B-2, 5.250%, due 05/25/18	691,566
EUR	1,861,810			Vivarte S.A.S., Term Loan B1, 3.163%, due 03/09/15	1,944,557
EUR	1,861,810			Vivarte S.A.S., Term Loan C1, 3.788%, due 03/08/16	1,944,557
					65,488,562
Surface Transport: 1.0%
	$1,457,675			Baker Tanks, Inc., Term Loan, 5.000%, due 06/01/18	1,459,953
	1,090,408	(2	)(4)	Coach America Holdings, Inc., First Lien Term Loan B, due 04/18/14	443,433
	234,858	(2	)(4)	Coach America Holdings, Inc., Synthetic L/C Facility, due 04/20/14	83,375
	2,739,376			Inmar, Inc., Term Loan B, 6.500%, due 08/04/17	2,749,649

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount				Borrower/Tranche Description	Fair Value
Surface Transport: (continued)
	$1,006,076			US Shipping Partners L.P., First Lien Term Loan, 9.200%, due 08/07/13	$899,432
					5,635,842
Telecommunications: 5.3%
	6,274,081			Asurion, LLC, First Lien Term Loan, 5.500%, due 05/24/18	6,265,786
	3,700,000			Asurion, LLC, Second Lien Term Loan, 9.000%, due 05/24/19	3,778,625
EUR	1,291,214			BCM Ireland Holdings Ltd (Eircom), Term Loan B EUR 1250 mn, 2.451%, due 09/30/14	968,823
EUR	1,291,479			BCM Ireland Holdings Ltd (Eircom), Term Loan C EUR 1250 mn, 2.701%, due 09/30/15	969,022
	$746,250			Cellular South, Inc., Term Loan B, 4.500%, due 07/27/17	749,981
	1,207,022			CommScope, Inc., Term Loan B, 5.000%, due 01/14/18	1,211,473
	1,250,000			Crown Castle Operating Company, Term Loan B, 4.000%, due 01/31/18	1,245,983
	4,250,000			Global Tel*Link Corporation, First Lien Term Loan, 7.000%, due 12/15/17	4,260,625
	590,000	(2	)(4)	Hawaiian Telcom Communications, Inc., Term Loan B, due 02/27/17	590,738
	2,740,000			Level 3 Financing, Inc, Term Loan B III, 5.750%, due 09/01/18	2,768,543
	1,995,000			Neustar, Inc., Term Loan, 5.000%, due 11/07/18	2,004,975
	1,257,300			Syniverse Holdings, Inc., Term Loan, 5.250%, due 12/21/17	1,264,215
	552			TW Telecom Inc., Term Loan B-2 (Extended), 3.500%, due 12/29/16	552
	4,079,147			U.S. Telepacific Corp, First Lien Term Loan, 5.750%, due 02/23/17	3,897,286
					29,976,627
Utilities: 5.8%
	2,183,500			AES Corporation, Term Loan Facility, 4.250%, due 06/01/18	2,188,277
	3,374,500			Calpine Corp, Term Loan B-1, 4.500%, due 04/02/18	3,354,590
	1,990,000			Calpine Corp, Term Loan B-2, 4.500%, due 04/02/18	1,976,733
	3,690,750			Dynegy Midwest Generation, LLC (CoalCo)., Term Loan, 9.250%, due 08/04/16	3,672,957
	3,690,750			Dynegy Power (GasCo), Term Loan, 9.250%, due 08/04/16	3,807,931
	610,514			FirstLight Power Resources, Inc. (aka NE Energy, Inc.), 2nd Lien Term Loan, 4.750%, due 05/01/14	531,147
	2,984,849			Longview Power, LLC, Extended Term Loan, 6.000%, due 10/31/17	2,713,726
	1,816,364			Race Point Power, Term Loan, 8.030%, due 01/11/18	1,818,634
	19,292,525			Texas Competitive Electric Holdings Company LLC, Extended Term Loans, 4.757%, due 10/10/17	10,811,860
	2,000,000			TPF Generation Holdings, LLC, 2nd Lien Term Loan Facility, 4.829%, due 12/15/14	1,918,750
					32,794,605
				Total Senior Loans (Cost $780,938,981)	751,554,704
Other Corporate Debt: 0.6%
Chemicals & Plastics: 0.5%
	2,618,352	(4)		Lyondell Chemical Company, Third Lien Senior Secured Notes, due 05/01/18	2,883,460
					2,883,460

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

Principal Amount		Borrower/Tranche Description	Fair Value
Electronics / Electrical: 0.0%
$5,580		Flextronics International, Ltd., Sr Term Loan Tranche A DD A-1-A ($175MM), 2.494%, due 10/01/14	$5,500
4,702		Flextronics International, Ltd., Sr Term Loan Tranche A Funded, 2.516%, due 10/01/14	4,672
			10,172
Radio and Television: 0.1%
575,467	(X)	Regent Communications, New PIK Loan, 12.000%, due 10/27/14	517,920
			517,920
Surface Transport: 0.0%
297,646		US Shipping Partners L.P., Second Lien Term Loan, 2.500%, due 08/07/13	84,829
			84,829
		Total Other Corporate Debt (Cost $3,627,415)	3,496,381
Equities and Other Assets: 2.2%
	Description		Market Value
(@), (R)	Ascend Media (Residual Interest)		$—
(@)	Carador Placing (2,923,549 Common Shares)		2,550,796
(2), (@)	Caribe Media Inc. (2,609 Common Shares)		—
(@)	Cumulus Media Inc (109,874 Class A Common Shares)		377,966
(@)	Faith Media Holdings, Inc. (Residual Interest)		—
(1), (@), (R)	Gainey Corporation (Residual Interest)		—
(@)	Global Garden (138,579 Class A3 Shares)		—
(@)	Global Garden (14,911 Class A1 Shares)		—
(@), (X)	Glodyne Technoserve, Ltd. (24,471 Common Shares)		97,784
(@)	Glodyne Technoserve, Ltd. (Escrow Account)		—
(@)	Hawaiian Telcom (29,687 Common Shares)		466,680
(@)	Mega Brands Inc (9,788 Common Shares)		79,187
(@)	Metro-Goldwyn-Mayer, Inc. (372,090 Common Shares)		8,914,644
(@)	Northeast Biofuels (Residual Interest)		—
(@), (R), (X)	Safelite Realty Corporation (30,003 Common Shares)		141,914
(1), (@), (R)	Supermedia, Inc. (42,369 Common Shares)		120,752
(@)	US Shipping Partners, L.P. (19,404 Common Shares)		—
(@)	US Shipping Partners, L.P. (275,292 Contingency Rights)		—
	Total for Equities and Other Assets (Cost $12,139,370)		12,749,723
	Total Investments (Cost $796,705,766)**	135.1%	$767,800,808
	Other Assets and Liabilities — Net	(35.3)	(199,679,535)
	Net Assets	100.0%	$568,121,273

  *  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  (1)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy code.

  (2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (3)  Loan is on non-accrual basis.

  (4)  Trade pending settlement. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

  (@)  Non-income producing security.

  (R)  Restricted security.

  (X)  Fair value determined by ING Funds Valuation Committee appointed by the Fund's Board of Directors/Trustees.

  AUD  Australian Dollar

  GBP  British Pound Sterling

  EUR  Euro

  SEK  Swedish Kronor

  **  For Federal Income Tax purposes cost of investments is $797,372,856

    Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$8,199,530
Gross Unrealized Depreciation	(37,771,578)
Net Unrealized Depreciation	$(29,572,048)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 29, 2012 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 2/29/12
Asset Table
Investments, at value
Senior Loans	$—	$751,283,625	$271,079	$751,554,704
Other Corporate Debt	—	2,978,461	517,920	3,496,381
Equities and Other Assets	3,595,381	8,914,644	239,698	12,749,723
Total Investments, at value	$3,595,381	$763,176,730	$1,028,697	$767,800,808
Other Financial Instruments+
Unfunded Commitments	—	857	—	857
Total Assets	$3,595,381	$763,177,587	$1,028,697	$767,801,665
Liabilities Table
Other Financial Instruments+
Forward foreign currency contracts	$—	$(349,727)	$—	$(349,727)
Total Liabilities	$—	$(349,727)	$—	$(349,727)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended February 29, 2012:

	Beginning Balance at 02/28/11	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)
Senior Loans	$3,550,214	$—	$—	$—	$—	$(1,741,894)
Other Corporate Debt	445,752	—	—	—	—	(8,019)
Equities and Other Assets	1,858,085	—	(1,771,223)	—	304,602	(151,766)
Total	$5,854,051	$—	$(1,771,223)	$—	$304,602	$(1,901,679)

	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 2/29/12
Senior Loans	$2,007,994	$(3,545,235)	$271,079
Other Corporate Debt	80,187	—	517,920
Equities and Other Assets	—	—	239,698
Total	$2,088,181	$(3,545,235)	$1,028,697

As of February 29, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(1,815,639).

  ^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

  +  Other Financial Instruments are securities or derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, unfunded committments and written options. Forward foreign currency contracts, futures and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their fair value at measurement date.

There were no significant transfers between Level 1 and Level 2 during the year ended February 29, 2012.

Transfers in or out of Level 3 represents either the beginning value (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period. The Fund's policy is to recognize transfers between levels at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2012 (continued)

At February 29, 2012 the following forward foreign currency contracts were outstanding for ING Senior Income Fund:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
State Street Bank	Australian Dollar AUD 15,105,000	Sell	03/14/12	USD $16,226,848	$16,235,244	$(8,396)
State Street Bank	Euro EUR 30,945,000	Sell	03/14/12	40,970,576	41,279,473	(308,897)
State Street Bank	Sweden Kronor SEK 18,025,000	Sell	03/14/12	2,696,182	2,728,616	(32,434)
				$59,893,606	$60,243,333	$(349,727)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Registrant's website at www.inginvestment.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

ING Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 29, 2012 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.6401
Class B	NII	$0.5757
Class C	NII	$0.5756
Class I	NII	$0.6724
Class W	NII	$0.6724

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 88.47% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)(3)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007 - present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	138	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005 - present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007 - present	Retired.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 - present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 - present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Trustee	February 2002 - present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)(3)	Other Board Positions held by Trustee
Trustees who are "Interested Persons":

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007 - present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 - present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)  The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each duly elected or appointed Trustee who is an Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Funds, under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder can be held or is no longer needed.

(2)  Except for Mr. Mathews and for the purposes of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2012.

(3)  Messrs. Crispin and Matthews are deemed "Interested Persons" of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	February 2002 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investment Management LLC. (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (March 2012 - Present). Formerly, Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - March 2012) and Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	January 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	August 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Daniel A. Norman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President and Treasurer	January 2001 - Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (January 2000 - Present).

Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	January 2001 - Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (January 2000 - Present).

Elliot A. Rosen 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	May 2002 - Present	Senior Vice President, ING Investment Management Co. LLC (February 1999 - Present).

William H. Rivoir III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Senior Vice President and Assistant Secretary	January 2001 - Present	Senior Vice President, ING Investment Management Co. LLC (January 2004 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the existing investment advisory and sub-advisory contracts for the ING Senior Income Fund (the "Fund") will remain in effect only if the Board of Trustees (the "Board") of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Fund and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co. LLC (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the funds under its jurisdiction, the Trustees considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Fund's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the "Contract Review Process") employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new ING Funds.

The Board has established two Investment Review Committees (each, an "IRC"), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to the IRCs jointly which provide oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a portfolio's relevant benchmark and/or selected peer group of investment companies ("Selected Peer Groups").

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Fund's Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Fund's) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Fund's Chief Investment Risk Officer; and (10) other information relevant to the Board's evaluations.

The Board also noted that ING Groep, N.V. ("ING Groep") the ultimate parent company of the Adviser and Sub-Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2013. In addition ING Groep also announced that it will pursue an initial public offering for its European based insurance and investment management operations and explore options other than an initial public offering for its Asian insurance and investment management operations. The Board further noted that this separation may result in the Adviser and Sub-Adviser's loss of access to the services and resources of their current ultimate parent company, which could adversely affect their businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Fund would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Fund and the Adviser and Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Fund as the Adviser and Sub-Adviser currently provide. In this regard, the Board noted that the Adviser and Sub-Adviser did not currently anticipate that the separation would have a material adverse impact on the Fund or their operations and administration.

The Fund's common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund's Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by the

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser's compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MRSG"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser's investment process and to try to identify issues that may be relevant to the Sub-Adviser's services to the Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Fund also benefits from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend,

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

when it believed appropriate, changes designed to assist in improving the Fund's performance.

In considering the Fund's Advisory Contract, the Board also considered the extent of benefits provided to the Fund's shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing the advisory and sub-advisory relationships for the Fund, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund's Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2011.

The Fund's performance was compared to its Morningstar category median and average, as

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

well as its primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, three-year and five-year periods but outperformed for the year-to-date, one-year and ten-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and ten-year periods, the fourth quintile for the three-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) the composition of the Fund's Selected Peer Group and Morningstar category, including the observation that the Selected Peer Group and category may include few directly comparable funds; (2) Management's representations regarding favorable Fund performance during certain periods; (3) Management's confidence in the Sub-Adviser's ability to execute the Fund's investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund's investment performance.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered that although the Fund does not have advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund's investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Rates and Profitability

The Board reviewed and considered he contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

In analyzing the profitability of the Adviser and Sub-Adviser in connection with their services to the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser which was prepared by Management in accordance with the allocation methodology (including stated assumptions) contained in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. In this regard, the Board also noted that the Adviser (and not the Fund) pays the sub-advisory fees earned by the Sub-Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in fee rates; changes in sub-advisers or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management will continue to monitor, and the Board or its IRCs will periodically review the Fund's performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Institutional Investors and Analysts

Call ING Senior Income Fund

1-800-336-3436

Written Requests

Please mail all account inquiries and other comments to:

ING Senior Income Fund

c/o ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-USIF

(0212-042012)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $73,500 for the year ended February 29, 2012 and $73,500 for the year ended February 28, 2011.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for the year ended February 29, 2012 and $2,150 for the year ended February 28, 2011.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $6,347 for the year ended February 29, 2012 and $6,283 for the year ended February 28, 2011.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)           All Other Fees:  None.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved:  November 17, 2011

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

(1)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians) Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:       January 1, 2012 to December 31, 2012

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,233,678 for the year ended February 29, 2012 and $1,084,113 for the year ended February 28, 2011.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 8, 2012

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Agent, Proxy Coordinator, and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

3

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely

4

access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring

5

case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.               Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.     Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

6

VI.                               CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

A.                                   Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website.  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.                                     Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

7

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO. LLC

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

10

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such

11

instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio

12

management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the

13

Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

14

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

15

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief

16

statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

17

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Denise Lewis	Vice President and Head of Fund Accounting and Financial Reporting, ING Funds Services, LLC

Effective as of January 1, 2012

18

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

20

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

21

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                            Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                            Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                            Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                      The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                      The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both director nominees and say on pay

22

regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                      Say on pay responsiveness.  Nominees opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

a.               If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

b.              If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

c.               If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the other nominee(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                      Say on frequency.  Nominees opposed by the Agent because they have implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders will be considered on a CASE-BY-CASE basis.

(4)                      Tenure.  Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(5)                      Pay for performance.  Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated.  Generally WITHHOLD support from nominees for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                      Pay disparity.  Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                      Change in control provisions.  If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not.  If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

23

(8)                      Repricing.  If the Agent recommends withholding support from nominees in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                      Tax benefits.  If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(10)                Director perquisites.  If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)                Incentive plans.  Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(12)                Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)                Independence from management.  Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)                Multiple concerns.  If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)                Commitments.  Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public

24

commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)                Other.  If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)                      Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                      Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                      If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                      WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                      WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                      Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                      Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

25

(5)                      When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                      Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                      Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

26

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                      Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

27

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

28

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                      Permits shareholders to call special meetings;

(2)                      Does not impose supermajority vote requirements; and

(3)                      Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in

29

the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

30

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

31

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

32

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable

33

thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

34

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

35

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

36

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

37

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                      The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                      The issuer has provided adequate rationale and/or disclosure; or

(3)                      Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1., The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns

38

regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                      Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are overly cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)                      Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

39

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

40

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.           Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the

41

Securities and Exchange Commission.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the

42

past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

43

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is not majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, effective in 2013, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  Bundled slates of nominees (e.g., France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong, or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet

44

applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same

45

two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.  For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the

46

company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation, or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting

47

AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

48

•                  Provide no disclosure regarding vesting or performance criteria (provided that proposals providing reasonable disclosure in both areas, without regard to the Agent’s criteria for such disclosure, and meeting market vesting standards shall be supported provided they otherwise satisfy these Guidelines);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, or vesting upon change in control (other than addressed above), if:

(1)       The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)       The recipient’s overall compensation appears reasonable;

(3)       Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)       The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                      Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)                      Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

49

(3)                      Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., overly cash-based plans or plans lacking an appropriate equity component);

(4)                      Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                      Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                      For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                      Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures, and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                      The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                      The recipient’s overall compensation appears reasonable; and

(3)                      The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter

50

relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•      The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•      The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

51

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

52

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s

53

approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  It is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

54

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

55

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Daniel A. Norman. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman also serves as Senior Vice President and Treasurer of the Fund (since January 2001), and he serves as Senior Vice President and Treasurer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman has co-managed the Fund with Jeffrey A. Bakalar and Curtis F. Lee since April of 2001.

Jeffrey A. Bakalar. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Before joining ING Groep, Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Fund (since January 2001) and as Senior Vice President of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-managed the Fund with Mr. Norman and Mr. Lee since April of 2001.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of February 28, 2011.

ING Senior Income Fund	Mutual Funds Registered Investment Companies	Trusts, Sep Accts and Stable Value Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed
Portfolio Manager	Number of Accts / Total Assets	Number of Accts / Total Assets	Number of Accts / Total Assets
Dan Norman	3 accounts / $2,232 million	13 accounts / $4,684 million	3 accounts / $2,693 million
Jeff Bakalar	3 accounts / $2,232 million	1 account / $256 million	1 account / $243 million

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	None
Jeff Bakalar	None

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.  Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, one- and three- year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the Standard & Poor’s (“S&P’s”) LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2011, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	None
Jeff Bakalar	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Senior Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 3, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 3, 2012